UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

ARCH CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (203) 229-2900

(N/A)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Michael E. Campbell, the Chairman, President and Chief Executive Officer, announced today that the following changes in executive officers are expected to occur shortly:

1)  Paul J. Craney, currently Executive Vice President, is expected to retire by June 30, 2007.

2)  Louis S. Massimo, currently the Executive Vice President and Chief Financial Officer, will become the Executive Vice President and Chief Operating Officer.

3)  Steven C. Giuliano, currently the Controller, will become Vice President and the Chief Financial Officer.

4)  Meghan E. DeMasi, currently the Assistant Controller, will become the Controller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2007

ARCH CHEMICALS, INC.

By:	/s/ Sarah A. O’Connor
Name: Sarah A. O’Connor
Title : Vice President, General Counsel and Secretary

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